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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 13, 2003


                             ABERCROMBIE & FITCH CO.
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             (Exact name of registrant as specified in its charter)


         Delaware                       1-12107                 31-1469076
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                  6301 Fitch Path, New Albany, Ohio       43054
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               (Address of principal executive offices) (Zip Code)


                                 (614) 283-6500
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              (Registrant's telephone number, including area code)

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 7. Financial Statements and Exhibits.

        (a) and (b)       Not applicable.

        (c) Exhibits:

        The following exhibit is included pursuant to Item 12. Results of Operations and Financial Condition of Form 8-K:

Exhibit No.    Description

   99          News Release issued by Abercrombie & Fitch Co. on May 13, 2003

Item 9. Regulation FD Disclosure.

     This information, furnished under this Item 9. Regulation FD Disclosure, is also intended to be deemed provided under Item 12. Results of Operations and Financial Condition of Form 8-K in accordance with Release Nos. 33-8216; 34-47583 issued by the Securities and Exchange Commission on March 27, 2003.

     On May 13, 2003, Abercrombie & Fitch Co. (the "Company") issued a news release reporting earnings for the fiscal quarter ended May 3, 2003. A copy of this news release is furnished as Exhibit 99 and is incorporated herein by reference.


                  [Remainder of page intentionally left blank;
                          signature on following page.]


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ABERCROMBIE & FITCH CO.


Dated: May 13, 2003                     By: /s/ Wesley S. McDonald
                                            ------------------------------------
                                            Wesley S. McDonald
                                            Vice President-Chief Financial
                                            Officer


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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                               Dated May 13, 2003

                             Abercrombie & Fitch Co.


Exhibit No.    Description

   99          News Release issued by Abercrombie & Fitch Co. on May 13, 2003


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